                               POWER OF ATTORNEY

    Each peron whose signature appears following paragraph b) under "SIGNATURES" below hereby constitutes and appoints John L. Steinkamp, Jeremy Sachs and C. Suzanne Womack, and each of them, has true and lawful attorneys-in-fact in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

                                 SIGNATURES

    a) Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Wayne, and State of Indiana on the 20th day of December, 1990.

                                         LINCOLN NATIONAL
                                           INTERNATIONAL FUND, INC:

                                         By /s/ Robert A. Nikels
                                            -----------------------------
                                            Robert A. Nikels, Chairman of
                                            the Board and President

    b) Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


   Signatures                     Title                     Date
   ----------                     -----                     ----

/s/ Robert A. Nikels         Chairman of the Board,       12/20/90
------------------------     President and Director       --------
Robert A. Nikels             (Principal Executive
                             Officer)


/s/ John B. Borsch, Jr.      Director                     10/31/90
------------------------                                  --------
John B. Borsch, Jr.


/s/ Roxanne Decyk            Director                     10/31/90
------------------------                                  --------
Roxanne Decyk


/s/ Stanley R. Nelson        Director                     11/5/90
------------------------                                  -------
Stanley R. Nelson


                             Director
------------------------                                  --------
Jon A. Boscia


/s/ David G. Humes           Assistant Secretary          12/20/90
------------------------     (Principal Accounting        --------
David G. Humes               Officer)


/s/ Walter W. Bonham, Jr     Assistant Treasurer          12/20/90
------------------------     (Acting Principal            --------
Max A. Roesler               Financial Officer)